THIS DEED OF ASSIGNMENT is dated 23rd December 2013

PARTIES

(1) **EVERLAST WORLD'S BOXING HEADQUARTERS CORP.,** a company incorporated under the laws of the State of New York, United States, whose registered office is at 183 Madison Avenue, Suite 1701, New York, NY 10016, USA (and PO BOX 1809, New York NY 10156 – 1809, USA) ('**Licensor**')

(2) **INTERNATIONAL BRAND MANAGEMENT LIMITED** a company incorporated under the laws of England and Wales with Company Number 05142123 whose registered office is at Unit A Brook Park East, Shirebrook, NG20 8RY, United Kingdom ('**IBML**')

(3) **SPORTS NUTRITION PRODUCTS, INC. DBA EVERLAST SPORTS NUTRITION** a company incorporated under the laws of the State of New York whose registered office is at 488 Madison Avenue, 12th Floor, New York NY 10022-5718, USA, whose principal place of business is at 219 Dufferin Street, Unit 310B, Toronto, Canada MK6 1Y9 ('**Assignor**')

(4) **MANCHESTER CAPITAL, INC.** a company incorporated under the laws of the Province of Ontario, Canada with Company Number 891760621RC0002 whose principal place of business is at 16-1375 Southdown Road, Suite 250, Mississauga, ON L5J2Z1 Canada ('**Guarantor**')

(5) **TRIDENT BRANDS INCORPORATED** a company incorporated under the laws of Nevada whose registered office is at Olde Towne Marina, 3rd Floor, Sandyport, Nassau, Bahamas SP-63777 with company number 26-1367322 ('**Assignee**')

BACKGROUND

(A) Licensor, IBML, Assignor and Guarantor are parties to a trade mark licence agreement dated 4 June 2013 (**Contract**).

(B) The Assignor has agreed to assign the Contract to the Assignee on the terms of this deed with effect from the date of this deed (**Effective Date**).

AGREED TERMS

1. ASSIGNMENT

1.1 The Assignor assigns all its rights, title, interest, and benefit in and to the Contract to the Assignee with effect from the Effective Date.

1.2 The Assignee agrees to perform all the Assignor's obligations under the Contract from the Effective Date through its wholly owned subsidiary, Sports Nutrition Products Inc., a Nevada corporation with a business address at 1170 Invicta Drive, Oakville, Ontario, Canada, L6H 6G1 ('**SNPI**'). The Assignee hereby acknowledges and agrees that it shall remain responsible to Licensor and IBML for all acts and omissions of SNPI (which shall be deemed to be acts and omissions of the Assignee).

1.3 The Licensor, IBML and Guarantor hereby consent to the assignment of the Contract on the terms of this deed.

2. FURTHER ASSURANCE

Each party shall, and shall use all reasonable endeavours to procure that any necessary third party shall, execute and deliver such documents and perform such acts as may reasonably be required to give full effect to this deed.

3. GOVERNING LAW AND JURISDICTION

This Agreement shall be interpreted and construed in accordance with laws of the State of New York without regard to its choice of law principles. The Parties agree that any dispute or claim arising out of or in connection with this Agreement or its subject matter or formation (including non-contractual disputes or claims), shall be brought exclusively in the federal or state courts located in New York County, New York and the Parties for this purpose hereby submit to the exclusive jurisdiction and venue of such courts

This document has been executed as a deed and is delivered and takes effect on the date stated at the beginning of it.

EXECUTED AS A DEED FOR AND ON BEHALF OF EVERLAST WORLD'S BOXING HEADQUARTERS CORP.

By: Dave Forsey

Position: Director

Signature:

In the presence of:

Name of witness: Emma Hanley

Signature of Witness: E Hanley

EXECUTED AS A DEED FOR AND ON BEHALF OF INTERNATIONAL BRAND MANAGEMENT LIMITED

By: Dave Forsey

Position: Director

Signature:

In the presence of:

Name of witness: Emma Hanley

Signature of Witness: E Hanley

EXECUTED AS A DEED FOR AND ON BEHALF OF SPORTS NUTRITION PRODUCTS, INC.

By: Anthony Pallante

Position: President

Signature:

In the presence of:

Name of witness: Brad Caister

Signature of Witness:

EXECUTED AS A DEED FOR AND ON BEHALF OF MANCHESTER CAPITAL, INC.

By: Anthony Pallante

Position: President

Signature:

In the presence of:

Name of witness: Brad Caister

Signature of Witness:

EXECUTED AS A DEED FOR AND ON BEHALF OF TRIDENT BRANDS INCCORPORATED

By: Mark E. Holcomb

Position: President

Signature: [signature]

In the presence of:

Name of witness: MATTHEW CAREY

Signature of Witness: [signature]